UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

Charlotte’s Web Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 617-7303

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 11, 2023 (the “Effective Date”), the Board of Directors of Charlotte’s Web Holdings, Inc. (the “Company”), appointed Angela McElwee to the Company’s Board of Directors, until her successor shall have been duly elected and qualified or until her earlier resignation or removal. Ms. McElwee’s appointment to the Company’s Board of Directors is effective immediately. Ms. McElwee’s term will expire concurrently with the 2024 annual general meeting of the shareholders. There are no arrangements or understandings between Ms. McElwee and any other person pursuant to which Ms. McElwee was appointed to the Board of Directors. Ms. McElwee is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Ms. McElwee has worked within the natural products industry for nearly 30 years and has held leadership positions with wellness-centric consumer packaged goods organizations for the last 20 years. From April 2008 to January 2021, she was an executive at Gaia Herbs, Inc. (“Gaia”), including serving on the Board of Directors from 2013-2021. From 2016-2021 she served as President and Chief Executive Officer of Gaia. Prior to her tenure at Gaia, she led the US sales organization at Nature’s Way Products, LLC. She received a B.S. in Biology from Miami University. She currently serves on the Board of Directors of Cyanotech Inc., a Nasdaq listed company, where she serves on the Audit Committee. Other board roles include Reunion Foods Inc. and Nuts for Cheese Inc., as well as the non-profit Naturally Network.

Ms. McElwee will serve on the Compensation Committee of the Board.

Item 8.01.	Other Events.

On October 12, 2023, the Company issued a press release announcing the appointment of Angela McElwee to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release of Charlotte’s Web Holdings, Inc. dated October 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: October 12, 2023	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary